Exhibit 10.1

EXECUTION VERSION

PNMAC GMSR ISSUER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC LOAN SERVICES, LLC,

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and

PENTALPHA SURVEILLANCE LLC,

as Credit Manager

__________

AMENDMENT NO. 3

Dated as of April 29, 2019

to the

Second Amended and Restated Base Indenture

Dated as of August 10, 2017

This Amendment No. 3 (this “Amendment”) to the Base Indenture  (as defined below) is entered into as of April 29, 2019,  by and among PNMAC GMSR ISSUER TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A. (“Citibank”), a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”), and as Calculation Agent, Paying Agent and Securities Intermediary (in each case, as defined herein), PENNYMAC LOAN SERVICES, LLC, a limited liability company organized under the laws of the State of Delaware (“PLS”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), a Delaware limited liability company, as an administrative agent (the “Administrative Agent”), and is  acknowledged by PENTALPHA SURVEILLANCE LLC, a Delaware limited liability company (“Pentalpha”) as credit manager.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Existing Base Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and the Credit Manager are parties to that certain Second Amended and Restated Base Indenture, dated as of August 10, 2017 (as amended by that certain Amendment No. 1 dated as of February 28, 2018, and as further amended by that certain Amendment No. 2 dated as of August 10, 2018, and as may be further restated, supplemented, or otherwise modified from time to time, the “Existing Base Indenture”);

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Existing Base Indenture;

WHEREAS, pursuant to Section 12.2 of the Existing Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent (in its sole and absolute discretion) may amend the Existing Base Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Existing Base Indenture, with the consent of the Noteholders (as set forth below) upon (i) delivery of an Issuer Tax Opinion and (ii) prior notice to each Note Rating Agency;

WHEREAS, pursuant to Section 12.3 of the Existing Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Existing Base Indenture is authorized and permitted by the Existing Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”), and pursuant to Section 1.3 of the Existing Base Indenture, the Issuer will furnish to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Base Indenture relating to the proposed action have been complied with and (2) except as provided below, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:

SECTION 1.  Amendments to the Existing Base Indenture.  (a) Section 1.1 of the Existing Base Indenture is hereby amended by deleting the definitions of “Collateral Value”  in its entirety and replacing it with the following:

Collateral Value: As of the applicable Determination Date, the product of (A) the related Market Value Percentage and (B) unpaid principal balance of the Portfolio as of such date of determination; provided, however, that the unpaid principal balance of any Mortgage Loans being serviced by an Interim Servicer shall be eligible to be included in the calculation of “Collateral Value” (i) for a period of time no longer than one hundred and twenty (120) days, and (ii) aggregate unpaid principal balance of the Mortgage Loans serviced by an Interim Servicer may not exceed 15% of the Collateral Value of all MSRs, unless, in either case, consented to by the Administrative Agent.

(b)        Section 1.1 of the Existing Base Indenture is hereby amended by adding the definitions of “Acquired MSRs” and “Interim Servicer” in their proper alphabetical order as follows:

Acquired MSRs:  MSRs related to previously issued Ginnie Mae MBS that the Servicer acquired, provided that Ginnie Mae has acknowledged that the Servicer is deemed the “issuer” of the Pooled Mortgages related to such Acquired MSRs by execution of the Assignment Agreement (Ginnie Mae MBS Guide Appendix VIII-3), or any such successor form approved by Ginnie Mae from time to time.

Interim Servicer:  The Transferor of an Acquired MSR acting in its capacity as subservicer for the benefit of the Servicer in connection with the purchase thereof.

(c)        Section 10.2(r) of the Existing Base Indenture is hereby amended and restated in its entirety as follows:

(r)        Reimbursement of Advance Reimbursement Amounts. With respect to any Pooled Mortgage and collections received with respect thereto, PLS shall reimburse itself for any unreimbursed MBS Advances, and shall ensure that any Interim Servicers reimburse themselves for any unreimbursed MBS Advances, only as provided by the Ginnie Mae Contract. All such amounts shall be deposited into the Collection and Funding Account in accordance with Section 4.2 hereof.

(d)        Section 10.3(g) of the Existing Base Indenture is hereby amended and restated in its entirety as follows:

(g)        appoint any subservicers (other than an Interim Servicer) with respect to any MSRs pledged to the Indenture Trustee pursuant to this Base Indenture; provided,  however, that PLS’s use of an Interim Servicer shall not relieve PLS of its obligations hereunder with respect to the related Mortgage Loans, and PLS shall remain liable under this Indenture as if PLS was servicing such Mortgage Loans directly;

SECTION 2.  Consents.  Each of the Issuer, the Indenture Trustee, the Administrator, the Servicer, 100% of the Noteholders of the Series 2016-MSRVF1 Notes, 100% of the Noteholders of the Series 2016-MBSADV1 Notes and the Administrative Agent hereby consents to this Amendment. The Noteholders of the Series 2018-GT1 Notes and the 2018-GT2 Notes have consented to this Amendment pursuant to (i) Section 10(f) of that certain Series 2018-GT2 Indenture Supplement, dated as of August 10, 2018, among Issuer, Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Administrator, Servicer, and Administrative Agent, as attached hereto as Exhibit A and (ii) Section 10(f) of that certain Series 2018-GT1 Indenture Supplement, dated as of February 28, 2018, among Issuer, Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Administrator, Servicer, and Administrative Agent, as attached hereto as Exhibit B.

SECTION 3.   Authorization and Direction.  The Indenture Trustee is hereby authorized and directed to execute any other documents related to this Amendment.

SECTION 4.   Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon the latest to occur of the following:

(a)        the execution and delivery of this Amendment by all parties hereto;

(b)        prior notice to each Note Rating Agency that is presently rating any Outstanding Notes;

(c)        the delivery of an Authorization Opinion;

(d)        the delivery of an Issuer Tax Opinion; and

(e)        the Issuer shall have furnished to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Existing Base Indenture relating to the proposed action have been complied with and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

SECTION 5.  No Default; Representations and Warranties.  PLS and the Issuer each hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Existing Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Existing Base Indenture.

SECTION 6.  Single Agreement.  Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Existing Base Indenture remain in full force and effect and are hereby reaffirmed.

SECTION 7.  Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 8.  Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.  GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS BASE INDENTURE, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.  Counterparts.  This Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: PennyMac Loan Services, LLC, its Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Second A&R Base Indenture]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Second A&R Base Indenture]

PENNYMAC LOAN SERVICES, LLC,
as Servicer and as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Second A&R Base Indenture]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Second A&R Base Indenture]

ACKNOWLEDGED AND AGREED TO BY:

PENTALPHA SURVEILLANCE LLC, as Credit Manager

By:	/s/ James Callahan
Name:	James Callahan
Solely on behalf of Pentalpha Surveillance LLC

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Second A&R Base Indenture]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Noteholder of the Series 2016-MSRVF1 Note

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Kwaw de Graft-Johnson
Name:	Kwaw de Graft-Johnson
Title:	Authorized Signatory

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Second A&R Base Indenture]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Noteholder of the Series 2016-MBSADV1 Note

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Kwaw de Graft-Johnson
Name:	Kwaw de Graft-Johnson
Title:	Authorized Signatory

[PNMAC GMSR ISSUER TRUST – Amendment No. 3 to Second A&R Base Indenture]

Exhibit A

Series 2018-GT2 Indenture Supplement

Exhibit A-1

Exhibit B

Series 2018-GT1 Indenture Supplement

Exhibit B-1